UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2017

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LINDSAY CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-13419	47-0554096
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 North 111th Street
Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

                            (402) 829-6800

(Registrant’s telephone number, including area code)

                            Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On December 21, 2017, Lindsay Corporation (the “Company”) issued a press release announcing the Company’s results of operations for its first quarter ended November 30, 2017.  A copy of the press release is furnished herewith as Exhibit 99.1.

In addition, a copy of the slide presentation to be used during the Company’s fiscal 2018 first quarter investor conference call at 11:00 a.m. Eastern Time on December 21, 2017 is furnished herewith as Exhibit 99.2.

Item 9.01 - Financial Statements and Exhibits.

99.1    Press Release, dated December 21, 2017, issued by the Company.

99.2    Slide Presentation for Fiscal 2018 First Quarter Investor Conference Call on December 21, 2017.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8‑K, including Exhibits 99.1 and 99.2 attached hereto, is being “furnished” and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian L. Ketcham _
Dated: December 21, 2017	LINDSAY CORPORATION By:/s/ Brian L. Ketcham Brian L. Ketcham, Vice President and Chief Financial Officer